UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2009

Investors Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-51557	22-3493930
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 JFK Parkway, Short Hills, New Jersey		07078
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (973) 924-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On December 24, 2009, Investors Bancorp, Inc. (the “Company”) issued a press release announcing the appointment of Kelly Pecoraro as Chief Accounting Officer.  A copy of the press release is attached as Exhibit 99.1 to this report.

Ms. Pecoraro, age 41, has served as Vice President-Financial Reporting of the Company and the Bank since 2005. Ms. Pecoraro is a party to a Change in Control Agreement with the Company, the material terms of which are disclosed in the Company’s proxy statement dated September 18, 2009.  There are no transactions between the Company and Ms. Pecoraro that are required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated December 24, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE: December 24, 2009	By:	/s/ Thomas F. Splaine, Jr.
Thomas F. Splaine, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated December 24, 2009.